As filed with the Securities and Exchange Commission on March 2, 1998
                                               1933 Act Registration No. 2-23727
                                              1940 Act Registration No. 811-1311

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [x]


       Pre-Effective Amendment No.                          [ ]
                                   --
       Post-Effective Amendment No. 57                      [x]

                                     and/or

       REGISTRATION STATEMENT UNDER THE
       INVESTMENT COMPANY ACT OF 1940                       [x]

                               Amendment No. 18

                       (Check appropriate box or boxes.)

                               MATHERS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

     100 Corporate North
     Bannockburn, Illinois                       60015
(Address of Principal Executive Offices)       (Zip Code)

Registrant's Telephone Number, including Area Code (847) 295-7400

          Andrew H. Shaw, Sidley & Austin, One First National Plaza,
                           Chicago, Illinois  60603
                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective
(check appropriate box)


        immediately upon filing pursuant to paragraph (b)
    ---
        on (date) pursuant to paragraph (b)
    ---
     x  60 days after filing pursuant to paragraph (a)
    ---
     x  on May 1, 1998 pursuant to paragraph (a) of rule 485
    ---

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                             SUBJECT TO COMPLETION


                   PRELIMINARY PROSPECTUS DATED MARCH 2, 1998


                                  MATHERS FUND

                         100 CORPORATE NORTH, SUITE 201

                          BANNOCKBURN, ILLINOIS 60015

                    (800) 962-FUND            (847) 295-7400

                           mathersfund@earthlink.net


                                   PROSPECTUS


                                  MAY 1, 1998



     Mathers Fund, Inc. is a pure no-load* mutual fund, the investment objective of which is capital appreciation over the long term. The Fund may pursue its objective by investing in common stocks and other equity securities and by engaging in certain investment strategies designed to capitalize on potential declines in the prices of equity securities. The Fund may also invest all or any portion of its assets in fixed-income securities as described herein. See "Investment Objective and Policies."


                              *A PURE NO-LOAD FUND


                      -No Sales Charges                 -No 12b-1 Charges
                      -No Redemption Charges            -No Reinvestment Charges


     This Prospectus should be read carefully and retained for future reference. It sets forth concisely the information about the Fund that an investor should know before investing. A Statement of Additional Information dated May 1, 1998 containing additional information about the Fund has been filed electronically with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Prospectus. The Statement of Additional Information is available without charge upon request made to the Fund at the address and telephone number set forth above. The Commission also maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants (including the Fund) that file electronically with the Commission.


                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SYNOPSIS OF EXPENSE INFORMATION


  The following table illustrates the Fund's expenses. The amounts shown are based on the actual expenses and average net assets of the Fund for the fiscal year ended December 31, 1997.



SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases or Reinvested
     Dividends..............................................  None
  Deferred Sales Load.......................................  None
  Redemption Fee............................................  None
ANNUAL FUND OPERATING EXPENSES
     (as a percentage of average net assets)
  Management Fees...........................................  .74%
  12b-1 Fees................................................  None
  Other Expenses (principally transfer agent, legal,
     auditing, custodian, taxes, registra-
     tion and printing).....................................  .33%
                                                              ----
               Total Fund Operating Expenses................  1.07%
                                                              ====


EXAMPLE:


                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
  An investor would pay the following expenses on a $1,000
investment, assuming (1) a 5% annual return, and (2) redemp-
tion at the end of each time period. As noted in the table
above,
the Fund charges no redemption fees of any kind ............   $11       $34       $59       $130


  The purpose of the preceding tables and example is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly and indirectly. They should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES


  The investment objective of Mathers Fund, Inc. is capital appreciation over the long term. The Fund may pursue its objective by investing in common stocks and other equity securities and by engaging in certain investment strategies, such as short sales of securities, designed to capitalize to a certain extent on potential declines in the prices of equity securities. The Fund may also invest all or any portion of its assets in fixed-income securities as described below when, for instance, the adviser believes that the risk of owning equity securities is high.



  There are market risks inherent in any investment, and there is no assurance that the objective of the Fund will be realized. Nor is there any assurance that the Fund's portfolio will not decline in value or that the portfolio's various investment segments will perform as expected.
                              (Continued on p. 4)

FINANCIAL HIGHLIGHTS


  The table below presents financial highlights for each of the eleven years in the period ended December 31, 1997 based on the average number of shares of capital stock outstanding throughout each year. This table has been derived from the Fund's financial statements which have been audited by the Fund's independent public accountants. The Fund's Annual Report to Shareholders, which may be obtained upon request from the Fund without charge, contains further information about the performance of the Fund.


                                                               Year Ended December 31
                                  1997       1996       1995       1994       1993       1992       1991       1990
                                --------   --------   --------   --------   --------   --------   --------   --------
Net asset value per share --
 beginning of period..........  $  13.27   $  13.75   $  13.55   $  15.11   $  15.02   $  15.06   $  14.95   $  14.52
                                --------   --------   --------   --------   --------   --------   --------   --------
Income from investment
 operations:
 Net investment income........      0.53       0.40      0.601      0.563       0.21      0.500       0.84       0.95
 Net realized and unrealized
   gains (losses) on
   investments................     (0.13)     (0.41)     0.349     (1.448)      0.11     (0.035)      0.56       0.56
                                --------   --------   --------   --------   --------   --------   --------   --------
     Total from investment
       operations.............      0.40      (0.01)     0.950     (0.885)      0.32      0.465       1.40       1.51
                                --------   --------   --------   --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment
   income.....................     (0.61)     (0.47)    (0.719)    (0.675)     (0.23)    (0.505)     (0.74)     (0.84)
 Distributions from net
   realized capital gains.....      0.00       0.00     (0.031)     0.000       0.00      0.000      (0.55)     (0.24)
                                --------   --------   --------   --------   --------   --------   --------   --------
     Total distributions......     (0.61)     (0.47)    (0.750)    (0.675)     (0.23)    (0.505)     (1.29)     (1.08)
                                --------   --------   --------   --------   --------   --------   --------   --------
Net asset value per share --
 end of period................  $  13.06   $  13.27   $  13.75   $  13.55   $  15.11   $  15.02   $  15.06   $  14.95
                                ========   ========   ========   ========   ========   ========   ========   ========
Ratio of total expenses to
 average net assets...........     1.07%      1.03%      0.98%      0.93%      0.89%      0.88%      0.94%      0.98%
Ratio of net investment income
 to average net assets........     3.96%      2.96%      4.25%      3.86%      1.39%      3.33%      5.39%      6.29%
Portfolio turnover rate.......       50%        38%        58%       211%       136%       212%        80%       190%
Average commission rate paid
 per share....................  $  0.048   $  0.051         --         --         --         --         --         --
Total return..................     3.01%     (0.07%)     7.01%     (5.89%)     2.13%      3.11%      9.45%     10.43%
Net assets, end of period
 (000s omitted)...............  $138,404   $171,596   $232,303   $293,285   $435,862   $554,162   $516,670   $299,707

                                    Year Ended December 31
                                  1989       1988       1987
                                --------   --------   --------
Net asset value per share --
 beginning of period..........  $  15.60   $  14.46   $  16.96
                                --------   --------   --------
Income from investment
 operations:
 Net investment income........      0.89       0.34       0.43
 Net realized and unrealized
   gains (losses) on
   investments................      0.73       1.63       3.92
                                --------   --------   --------
     Total from investment
       operations.............      1.62       1.97       4.35
                                --------   --------   --------
Less distributions:
 Dividends from net investment
   income.....................     (0.97)     (0.33)     (0.88)
 Distributions from net
   realized capital gains.....     (1.73)     (0.50)     (5.97)
                                --------   --------   --------
     Total distributions......     (2.70)     (0.83)     (6.85)
                                --------   --------   --------
Net asset value per share --
 end of period................  $  14.52   $  15.60   $  14.46
                                ========   ========   ========
Ratio of total expenses to
 average net assets...........     1.01%      0.98%      0.82%
Ratio of net investment income
 to average net assets........     5.45%      2.18%      2.37%
Portfolio turnover rate.......      303%       148%       202%
Average commission rate paid
 per share....................        --         --         --
Total return..................    10.41%     13.73%     27.04%
Net assets, end of period
 (000s omitted)...............  $214,608   $201,035   $151,528



--------------------------------------------------------------------------------

Moreover, certain investment strategies of the Fund, such as selling securities short and varying its equity exposure by hedging through the purchase of exchange-traded put and call options on stock indices and/or the purchase or sale of stock index futures contracts or options on such contracts, may entail special risks, certain of which are described below.



  The Fund is flexibly managed, with the ability to utilize either long and/or short equity positions in the pursuit of its investment objective. The policy of the Fund is generally to effect transactions in securities which are believed to offer the possibility of increasing the Fund's net asset value per share. To the extent that the Fund's portfolio has significant equity exposure, either long or short, its net asset value per share may be subject to greater volatility than when the portfolio contains a substantial amount of fixed-income securities.



  However, no minimum or maximum percentage of the Fund's assets is required to be invested in any type of security. The Fund may invest all or any portion of its assets in U.S. Treasury bills, notes or bonds or, subject to certain limitations, certificates of deposit, prime-rated commercial paper or repurchase agreements (agreements under which the seller of a security agrees at the time of sale to repurchase it at an agreed time and price) when general conditions are believed to warrant such action or during periods when the adviser believes that the risks associated with equity securities are high. At such times, which may continue for extended periods, the Fund's equity exposure may represent a relatively low percentage of the Fund's assets. For instance, during most of 1989 through 1997, a majority of the Fund's assets were invested in U.S. Treasury securities. The equity securities held in the Fund's portfolio were hedged to varying extents by short sales of Standard & Poor's 500 stock index futures contracts throughout this period for the purpose of protecting the Fund's assets from potential loss in a declining market. Fixed income investments are subject to loss of principal as interest rates rise and may entail other risks.



  Securities of unseasoned companies, where the risks are considerably greater than with common stock of more established companies, and securities of foreign issuers, may be purchased by the Fund from time to time when the adviser believes such investments offer the possibility of capital growth. However, not more than 5% of the Fund's assets may be invested in securities of companies which have a record of less than three years' continuous operation (including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business), and not more than 10% of the Fund's assets may be invested in securities of foreign issuers which are not publicly traded in the United States.



  Effective May 1, 1998, the Fund may effect short sales of securities in amounts of up to 30% of the value of the Fund's net assets (determined at the time of short sale). A short sale is a transaction in which the Fund sells a security which it does not then own in order to profit from the potential decline in the market price of that security. To meet its settlement obligation, the Fund borrows the security sold short for delivery to the buyer. The Fund is then obligated to return the borrowed security typically at an unspecified future date by purchasing the security at its market price at the time of replacement. The transaction will be profitable to the Fund if the price of the security at the time it is purchased is less than its price at the time the short sale was effected. Conversely, if the price of the security is greater at the time of purchase than at the time of the short sale, the transaction will result in a loss. The Fund will be obligated to reimburse the lender for any dividends paid on the borrowed stock during the period of the open short position and may have to pay a fee to borrow certain stocks.



  The proceeds of the short sale are retained by the Fund's broker for the purpose of meeting its collateral requirements until such time that the short position is closed out. In general, the Fund will also be required to pledge additional cash or liquid securities to the broker as collateral for its obligations. Generally, brokers require initial collateral (including the short sale proceeds) with a value equal to 150% of the value of the securities sold short. The amount of collateral is adjusted daily upward to reflect increases in the market value of the securities sold short and downward to reflect decreases in the market value of the securities sold short. In addition, pursuant to the Commission rules, until the Fund covers its short position, the Fund will be required to maintain with its custodian a segregated account, containing cash or liquid debt or equity securities such that the amount deposited in the segregated account plus the amount deposited with the broker as collateral, excluding initial proceeds from the short sale, equals the then current market value of the security sold short.



  The short sale of securities is generally considered a speculative investment strategy, and there are risks associated with it. For instance, under certain conditions, short sales of securities could increase the volatility of the Fund or decrease its liquidity. If the Fund's investment adviser incorrectly anticipates the price movements of securities and the price of a security sold short increases between the date of the short sale and the date the borrowed security is purchased, the Fund will incur losses which, unlike a long purchase, where the investor cannot lose more than the purchase price, are theoretically unlimited. The Fund could also experience losses if the Fund were to encounter difficulty in liquidating its position.


  The Fund may vary its equity exposure by hedging through the purchase of exchange-traded put and call options on stock indices and/or the purchase or sale of stock index futures contracts and options on such contracts. Stock index options confer upon the holder the right to receive an amount of cash upon exercise if the closing level of the underlying stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. A stock index futures contract provides that a person with an open position in such a contract will be entitled to receive, or will be obligated to pay, cash amounts on a daily basis during the period such position is held based on the difference between the current price level of such contract and the price at which the contract is originally made. An option on a stock index futures contract gives the holder the right, but not the obligation, to acquire either a long or short position in such futures contract at a specified price.


  The percentage fluctuation in the value of the Fund's investments in stock index options and futures may be many times greater than those of the underlying index, and investments in such options and futures are subject to certain other risk factors. The total cost of outstanding stock index options (determined as of the time of purchase) held by the Fund may not exceed 5% of the Fund's net assets, and the Fund will not enter into stock index futures contracts or options on such contracts if immediately thereafter the aggregate initial margin and premiums (less the amount by which any such options are "in-the-money" at the time of purchase) would exceed 5% of the value of the Fund's total assets after taking into account any unrealized profits and losses on such instruments.

  The Fund may also purchase corporate debentures or notes (without limitation as to rating) and preferred stocks, particularly those which are convertible into or carry rights to acquire common stock, and warrants when such investments appear to offer the possibility of appreciation in value.

  The Fund will not enter into repurchase agreements except with State Street Bank and Trust Company or invest over 10% of its assets in repurchase agreements with maturities of over seven days. Underlying securities subject to a repurchase agreement between the Fund and State Street are held in a segregated account in which State Street holds assets on behalf of the Fund and others. If State Street fails to repurchase any such securities, the Fund could experience losses that include possible decline in their value while the Fund seeks to enforce its rights, possible loss of all or a part of the income or proceeds of the repurchase, possible loss of rights in such securities, and additional expenses to the Fund in enforcing its rights.

  While the Fund's objective is to seek capital appreciation over the long term, individual securities are not necessarily purchased or held to qualify for long-term capital gains treatment. A variety of factors other than the holding period, including but not limited to financial market conditions, corporate developments, other investment opportunities, Fund redemptions, tax considerations and changed expectations, may be considered in determining whether to sell a security. As a result, turnover in the Fund's portfolio may be high.


  The investment objective and the other policies described under this caption are not fundamental policies and may be changed without shareholder approval.


MANAGEMENT AND OPERATION OF THE FUND

  The business and affairs of the Fund are managed under the direction of its Board of Directors. MATHERS AND COMPANY, INC., 100 CORPORATE NORTH, SUITE 201, BANNOCKBURN, ILLINOIS 60015, (847) 295-7400, serves as investment adviser to the Fund. The adviser is an investment counselling firm which has served as investment adviser to the Fund since its inception in 1965 and as investment adviser to pension and profit sharing funds, charitable foundations, insurance company separate accounts and others since 1961. Henry G. Van der Eb, Jr., President of the adviser and Chairman and a Director of the Fund, owns a majority of the outstanding shares of the adviser and is thus the controlling person of the adviser.


  Mr. Van der Eb, CFA, has been primarily responsible for the day-to-day management of the Fund's portfolio for more than the last ten years. Robert J. Reynolds, CFA, Senior Vice President of the adviser and President and a Director of the Fund, and Anne E. Morrissy, CFA, Vice President of the adviser and Executive Vice President, Secretary and a Director of the Fund, also play significant roles in such management.



  Under its investment advisory agreement with the Fund, the adviser furnishes continuous investment advisory services and management to the Fund, subject to the authority of the Fund's Board of Directors. The adviser receives an annual fee of 0.75% of the first $200,000,000 of the Fund's average net asset value, plus 0.625% of such value in excess of $200,000,000 but not exceeding $500,000,000, plus 0.50% of such value in excess of $500,000,000, payable monthly and determined by valuations made as of the close of the previous month. For 1997, the fee approximated 0.74% of the Fund's average net assets.

  The Fund's total operating expenses for 1997 were approximately 1.07% of its average net assets.


  DST SYSTEMS, INC., P.O. BOX 419103, KANSAS CITY, MISSOURI 64141, serves as transfer agent and dividend paying agent and performs shareholder accounting services for the Fund.


  The management services provided to the Fund by the adviser, and the services provided by the Fund's transfer agent and the custodian, in part, depend on the reasonably consistent operations of their computer systems. Many software programs and, to a lesser extent, computer hardware in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. This design flaw may have a negative impact on the handling of securities trades, pricing and accounting services. All of the software used by the adviser is current and is prepared for the year 2000. The transfer agent and the custodian have been actively working on necessary changes to their computer systems to deal with the year 2000 and have informed the Fund that they reasonably believe that their systems will be year 2000 compliant in time for that event.


DETERMINATION OF NET ASSET VALUE

  The per share net asset value of the Fund is determined by dividing the total value of its net assets (meaning its assets less its liabilities excluding capital) by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading on the New York Stock Exchange on each day it is open for trading and on any other day such determination is required by the rules and regulations of the Commission. This determination is applicable to all share transactions prior to that time and after the previous time of determination of net asset value. Accordingly, purchase orders accepted or shares tendered for redemption prior to the close of trading on a day the Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted or shares tendered for redemption after that time will be valued as of the close of the next trading day.

  Securities traded on any stock exchange or in the NASDAQ National Market System will ordinarily be valued on the basis of the last sale price as of the close of the New York Stock Exchange on the date of valuation, or, in the absence of any sale on that date, the last reported bid price. Other securities will generally be valued at the current bid price, if market quotations are readily available. Short-term securities are valued at amortized cost. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Board of Directors.

PURCHASE OF SHARES

  Shares are issued directly by the Fund. The price per share is the next determined net asset value after acceptance of an application. See "Determination of Net Asset Value".


  A purchase application is enclosed on page 11. (A special application is required for IRA and Keogh Plan accounts. See "Retirement Plans.") Purchase applications should be mailed directly to:


          MATHERS FUND, INC.
          C/O DST SYSTEMS, INC.
          P.O. BOX 419103
          KANSAS CITY, MISSOURI 64141

or, if next-day delivery is desired, express mailed to:

          MATHERS FUND, INC.
          C/O DST SYSTEMS, INC.

          210 WEST 10TH STREET, 8TH FLOOR

          KANSAS CITY, MISSOURI 64105


  All applications must be accompanied by payment and are subject to acceptance by the Fund. Payment for shares may be made by check, payable to Mathers Fund, Inc., or, if a completed purchase application has been received and an account established, by federal funds wire transfer. Funds may be wire transferred directly to Investors Fiduciary Trust Company, Kansas City, MO., using the following instructions: INV/FID/KC, ABA No. 101003621, Mathers Fund A/C No. 750-123-4, for credit to (shareholder's name and account number). The Fund does not accept telephone orders and reserves the right to reject applications in whole or in part. The Board of Directors of the Fund has established $1,000 as the minimum initial purchase and $200 as the minimum for any subsequent purchase (except through dividend reinvestment or participation in the automatic investment program); these minimum amounts are subject to change at any time. Stock certificates are not issued unless requested in writing. Requests for certificates should be directed to DST at the above address.


AUTOMATIC INVESTMENT PROGRAM

  Once the minimum initial purchase requirement is satisfied, a shareholder may establish an automatic investment program whereby periodic investments (minimum $50) may be made in shares of the Fund by the automatic debit of the shareholder's bank account. Shareholders will be notified of the number of shares purchased and the price following each investment. There is no obligation to continue periodic investments and the shareholder may withdraw from the plan at any time by giving written notice to the Fund or DST at their respective addresses. No charge is made in connection with this service. An application form for participation in the automatic investment program may be obtained from the Fund by calling (800) 962-FUND.

RETIREMENT PLANS


  The Fund makes available a retirement plan for self-employed individuals (Keogh Plan), simplified employee pension plans (SEPs), and both regular and Roth individual retirement accounts (IRAs) for all individuals. The minimum initial investment to establish an IRA, SEP or Keogh Plan account is $200. Unless a different custodian is specified, Investors Fiduciary Trust Company, Kansas City, Missouri, provides the custodial service for these accounts for an annual maintenance fee which is currently $12.00 per account and is payable by the shareholder. If the fee is not prepaid, it will be deducted from the shareholder's account.


  Applications and additional information concerning these plans and accounts may be obtained from the Fund by calling (800) 962-FUND.


\ HOW TO REDEEM SHARES


  A shareholder may request the Fund to redeem his shares in whole or in part on any business day prior to the close of the market on the New York Stock Exchange. Redemption requests must be made in writing and mailed to:

          MATHERS FUND, INC.
          C/O DST SYSTEMS, INC.
          P.O. BOX 419103
          KANSAS CITY, MISSOURI 64141

or, if next-day delivery is desired, express mailed to:

          MATHERS FUND, INC.
          C/O DST SYSTEMS, INC.

          210 WEST 10TH STREET, 8TH FLOOR

          KANSAS CITY, MISSOURI 64105


  If a redemption request is inadvertently sent to the Fund at its Bannockburn, Illinois address, the request will be forwarded to DST but the effective date of redemption will be delayed until the request is received by DST. Requests for redemption by telephone, telegram, facsimile or e-mail and requests which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored. A request for redemption must be signed by each shareholder exactly as the shares are registered, including the signature of each joint owner. Signatures must be guaranteed if (i) the redemption request is received within 30 days after an address change, (ii) the amount being redeemed is $25,000 or greater, or (iii) the proceeds of redemption are requested to be paid or sent to a person other than the registered holder or holders of the shares to be redeemed or to an address other than the address of record. In such cases, each signature on the redemption request should be guaranteed. A signature guarantee may be obtained from a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange. If certificates have been issued for any of the shares to be redeemed, the certificates, properly endorsed or accompanied by a properly executed stock power, must accompany the request for redemption. Additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians or others who hold shares in a fiduciary or representative capacity or are not natural persons. In case of any question concerning the nature of such documentation, please call DST at (800) 235-7458 or the Fund at
(800) 962-FUND. Redemptions will not be effective or complete until all of the foregoing conditions have been satisfied and documents received.


  The redemption price is the net asset value per share next determined after receipt by DST of the written request in proper form with all required documentation. The amount received will depend on the market value of the Fund's investments at the time of determination of net asset value, and may be more or less than the original cost of the shares redeemed. A check in payment for shares redeemed will be mailed to the holder no later than the seventh day after receipt by DST of the redemption request in proper form and all required documentation. However, payment of redemption proceeds may be delayed for a period of up to 20 days after purchase pending clearance of any check delivered in connection with the purchase of such shares.

  The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which
(i) trading on the Exchange is restricted, (ii) the Commission has by order permitted such suspension or (iii) an emergency, as defined by rules and regulations of the Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

  If the value of a shareholder's account (other than a retirement account) drops to less than $1,000 (except as a result of market fluctuations), the Fund reserves the right to redeem the shares in that account at net asset value after providing 30 days' written notice to the shareholder.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to any shareholder who wishes to withdraw a fixed sum or percentage (minimum $200 except for IRA, SEP or Keogh Plan accounts) monthly, quarterly, semiannually or annually. Shares are redeemed at the net asset value per share on or about the fifteenth day of any month specified for a withdrawal and sent by check to the shareholder's address of record. Alternatively, the proceeds may be wired to the shareholder's bank account on any business day of the month. The initial withdrawal request must meet all requirements for redemption as described under "How to Redeem Shares". There is no charge for this service.

  A form for participating in this withdrawal plan may be obtained by calling the Fund at (800) 962-FUND.

DIVIDEND REINVESTMENT

  Unless a shareholder otherwise directs, all income dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund, calculated to the nearest 1,000th of a share. Shares are purchased at the net asset value per share next determined after the dividend declaration and are credited to the shareholder's account. Stock certificates are not issued unless requested in writing. Shareholders will be advised of the number of shares purchased and the purchase price following each investment. A shareholder may instead elect to receive all income dividends and capital gains distributions in cash or to reinvest capital gains distributions and receive income dividends in cash.


  Unless a federal funds wire transfer is requested in writing, all cash distributions will be made by check delivered by U.S. mail. If the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, may at the option of the Fund thereafter be reinvested in additional shares at the net asset value per share on the day such shares are purchased. No interest will accrue on amounts represented by uncashed distribution or redemption checks. If a shareholder elects to have cash distributions sent to an address other than the address of record or wire transferred, a written request to such effect must be made (including wire transfer instructions, if appropriate), and the shareholder's signature should be guaranteed. A signature guarantee may be obtained from a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the Fund registered under the same account number, including those previously purchased.

  Shareholders may withdraw from the dividend reinvestment program and elect to receive income dividends or all distributions in cash at any time. Any shareholder who is not participating may elect to do so by giving written notice to DST. If an election to withdraw from or participate in the dividend reinvestment program is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. The Fund may modify or terminate its dividend reinvestment program at any time on 30 days' notice to participants.

DIVIDENDS, DISTRIBUTIONS AND TAXES


  The Fund intends to distribute substantially all of its net investment income (i.e., net income and gains exclusive of net capital gains) and net capital gains, if any (computed after taking into account any available capital loss carryover) to its shareholders each year. The Fund qualified in 1997, and intends to remain qualified, as a "regulated investment company" under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund is not subject to federal income tax on its income and gains distributed to shareholders. If the Fund were to fail in any year to so qualify under Subchapter M of the Code, it would become subject to a corporate-level tax and distributions to shareholders would generally be treated as ordinary income.



  Shareholders (except those who are not subject to tax on their income) are subject to federal income tax on distributions of net investment income and net capital gains, regardless of whether such distributions are paid in cash or reinvested in shares of the Fund. Distributions by the Fund of its net investment income will be taxable to shareholders as ordinary income, and will qualify for the 70% dividends received deduction available to corporations to the extent the Fund's net investment income consists of qualifying dividend income from U.S. corporations. In general, distributions by the Fund of its net capital gains will be taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has owned shares of the Fund, and will not qualify for the dividends received deduction. In the case of a non-corporate taxpayer, the Taxpayer Relief Act of 1997 provides in general that, relative to tax rates applicable to ordinary income, preferential tax rates would apply to gains from the sales of capital assets held for more than one year but not more than 18 months (so-called "mid-term gains") and even more preferential tax rates would apply to gains from the sales of capital assets held for more than 18 months (so-called "long-term gains"). For purposes of characterizing net capital gains distributed to non-corporate shareholders, net capital gain distributions will be treated in part as mid-term gains and in part as long-term gains, depending on the extent to which the Fund recognizes mid-term and long-term gains. Distributions designated as net capital gains may be offset by certain capital losses of the shareholder in determining the shareholder's net capital gains. There can be no assurance that mid-term or long-term gains treatment will be achieved with respect to any portion of realized capital gains for any given tax year. Shareholders are advised of the amount and nature of any income or gains. Distributions may also be subject to state and local tax.



  For federal income tax purposes, realized gains and losses of the Fund from its short sales, regardless of the period the Fund held the security used to close the short sale, are generally expected to be treated as short-term capital gains or losses. Different rules would apply if at the time of the short sale, the Fund held securities that were substantially identical to the securities used to close the short sale.



  In the case of non-corporate taxpayers, the tax rate applicable to net gain on the sale of shares will depend on whether the holding period is more than 18 months, more than 12 months and not more than 18 months, or 12 months or less. For sales of shares by corporate shareholders, net gains and losses will be taxed to corporate shareholders under rules traditionally applicable to net gains realized by a corporation. Any loss realized on the sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced, through the reinvestment of dividends or otherwise, during the 61-day period beginning 30 days before and ending 30 days after the shares are sold or exchanged.


PERFORMANCE INFORMATION

  From time to time, the Fund may report its historical performance for various periods on a total return basis in reports or other communications to shareholders or in advertising material. Total return combines principal changes and dividends for the periods shown. Principal changes are the difference between the beginning and ending net asset values for a given period and assume reinvestment of dividends. Dividends include income dividends and capital gains distributions paid during the period. Percentage changes are determined by subtracting the beginning net asset value from ending net asset value (computed on a total return basis) and dividing the remainder by the beginning net asset value.

  The Fund's performance will vary from time to time and an investor's shares, when redeemed, may be worth more or less than their original cost. Past results should not be considered representative of future performance. Factors affecting the Fund's performance include, among other things, general market conditions, the composition of its portfolio, and operating expenses. See "Investment Objective and Policies" and "Management and Operation of the Fund." No adjustment is made in reporting performance for taxes payable by shareholders on reinvested income dividends and capital gains distributions.

  Comparative performance information or rankings may be used from time to time in reports or other communications to shareholders or in advertising material.

                              (Continued on p. 15)

                    MATHERS FUND, INC. PURCHASE APPLICATION

           (THIS APPLICATION IS NOT VALID FOR IRA OR KEOGH ACCOUNTS)

LOGO


Regular mail:                 Express or overnight mail:                     Call (800) 962-FUND
Mathers Fund, Inc.            Mathers Fund, Inc.                             with any questions
c/o DST Systems, Inc.         c/o DST Systems, Inc.
P.O. Box 419103               210 West 10th Street, 8th Floor                Minimum Initial Investment $1,000
Kansas City, MO 64141         Kansas City, MO 64105



    I hereby apply for the purchase of $ ________ in full and fractional shares of Mathers Fund, Inc. Capital Stock, in accordance with your current prospectus dated May 1, 1998 (a copy of which I have received) and the terms and instructions below and on the reverse side of this application (which I have read). ALL

APPLICATIONS MUST BE ACCOMPANIED BY PAYMENT. CHECKS SHOULD BE MADE PAYABLE
TO MATHERS FUND, INC.
--------------------------------------------------------------------------------

1. REGISTRATION--Please Print:


[ ] Individual or
  Joint Owners          -----------------------------------------------------         ------------------------------
                        Name                                                          Social security number
                        -----------------------------------------------------
                        Name of joint owner (see note below)
[ ] Gift to
  Minors                -----------------------------------------------------         ------------------------------
                        Name of custodian (one name only)                             Minor's social security number
                        -----------------------------------------------------         ------------------------------
                        Name of minor (one name only)                                 Minor's state of residence
[ ] Corporation,
  Partnership,          -----------------------------------------------------         ------------------------------
  Trust, Other          Name of corporation or other entity                           Social security or tax I.D. number
  (circle one)
                        -----------------------------------------------------         ------------------------------
                        Name(s) of trustees                                           If a trust, include date of
                                                                                      trust
Street or P.O. Box                                                                    [ ] U.S. citizen/resident alien
                                                                                        or
City                           State                     Zip Code                     [ ] Non-resident alien:
  (      )                                                                            ------------------------------
Daytime telephone number                                                              (Please specify country of tax
                                                                                      residency.)

--------------------------------------------------------------------------------

2. DISTRIBUTIONS--Please Check One:
         [ ] Income dividends and capital gains distributions automatically reinvested in additional shares.

         [ ] Income dividends in cash with capital gains distributions reinvested.

         [ ] Income dividends and capital gains distributions in cash.

     (If no election is checked, all income dividends and capital gains distributions will be reinvested.)
--------------------------------------------------------------------------------

3. SIGNATURES AND CERTIFICATIONS
NOTE: If shares are to be registered jointly, all owners must sign but only one social security number should be given. Any registration in the names of two or more co-owners will, unless otherwise specified, be as joint tenants with right of survivorship and not as tenants in common. Shares may be registered in the name of a custodian for a minor in accordance with the Uniform Gift to Minors Act (UGMA) and any applicable state law. For a custodian registration, give social security number of minor. If signing in other than individual capacity, please indicate title or capacity.


    Under penalties of perjury, I certify that: (1) The number shown on this form is my correct social security number or taxpayer identification number, and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (Cross out (2) above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.) The Internal Revenue Service does not require your consent to any provision of this document other than certifications required to avoid backup withholding.



Date
                          Signature                                     Signature of Joint Owner (If Any)

                         CONTINUED ON THE REVERSE SIDE.

                                 GENERAL TERMS

     This application is subject to acceptance by the Fund in Bannockburn, Illinois. The passage of title to and delivery of shares purchased (including shares hereafter purchased through dividend reinvestment or otherwise), whether or not certificates are issued, shall be deemed to take place in Illinois. The applicant certifies that the applicant has full capacity to enter into this subscription agreement. The purchase price shall be the net asset value next determined after the time this application is accepted by the Fund.

                  INSTRUCTIONS RELATING TO IRS CERTIFICATIONS

     The Fund is required by law to withhold Federal income tax at a rate of 31% ("backup withholding") from your dividends, capital gain distributions and redemption payments if you do not provide the Fund with your social security or other taxpayer identification number ("TIN") and certify that such number is your correct TIN. In addition, the Fund is required to withhold from your dividends and capital gain distributions (but not redemption payments) if you fail to certify to the Fund that you are not subject to backup withholding. Under the law, you are entitled to certify that you are not subject to backup withholding unless the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding for failure to report interest or dividends (and the IRS has not thereafter notified you that you are no longer subject to backup withholding). Any such withholding applies to all dividends and distributions, including those which would otherwise be invested in additional shares of the Fund.

     If you do not supply the Fund with your correct TIN, you may be subject to a $50 penalty. If you falsify information on this form or make any other false statement which results in a failure to implement backup withholding on an account which should be subject to backup withholding, you may be subject to a $500 penalty and to certain criminal penalties, including fines and imprisonment.

CAPITAL STRUCTURE

  The Fund is an open-end, diversified management investment company incorporated in Maryland on March 31, 1965.

  The Fund has only one class of authorized stock--Capital Stock, $1.00 par value. Shareholders are entitled to one vote per full share, to such distributions per share as may be declared by the Fund's Board of Directors out of funds legally available therefor and upon liquidation to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable (as described under "How to Redeem Shares" and "Determination of Net Asset Value") and are transferable. All shares issued and sold by the Fund will be fully paid and non-assessable.

  The Fund is not required to hold annual meetings of shareholders in each year. Under certain circumstances shareholders have the right to call for a meeting of shareholders to consider the removal of one or more directors or for other purposes.

SHAREHOLDER INQUIRIES

  Shareholder inquiries relating to the status of a shareholder's account or to the requirements for purchase or redemption of shares may be directed to:

         MATHERS FUND, INC.
         C/O DST SYSTEMS, INC.
         P.O. BOX 419103
         KANSAS CITY, MISSOURI 64141
         (800) 235-7458

Other inquiries may be directed to:

         MATHERS FUND, INC.
         100 CORPORATE NORTH, SUITE 201
         BANNOCKBURN, ILLINOIS 60015
         (800) 962-FUND

  Those shareholders who wish to obtain a Mathers Fund daily price and asset mix via recorded message may call (800) 962-FUND after 4:30 p.m., Central time, Monday through Friday.

--------------------------------------------------------------------------------

         MATHERS FUND, INC.

   100 Corporate North, Suite 201
     Bannockburn, Illinois 60015

Investment Adviser

  MATHERS AND COMPANY, INC.
  Bannockburn, Illinois

Custodian

  STATE STREET BANK AND TRUST COMPANY
  Boston, Massachusetts

Transfer Agent

  DST SYSTEMS, INC.
  Kansas City, Missouri

Counsel

  SIDLEY & AUSTIN
  Chicago, Illinois

Auditors

  ARTHUR ANDERSEN LLP
  Chicago, Illinois
                                                           Logo

                                           MATHERS FUND

                                                        PROSPECTUS

                                                        MAY 1, 1998



                                                                            TABLE OF CONTENTS             PAGE
                                                                 Synopsis of Expense Information........       2
                                                                 Investment Objective and Policies......       2
                                                                 Financial Highlights...................       3
                                                                 Management and Operation of the Fund..        6
                                                                 Determination of Net Asset Value.......       7
                                                                 Purchase of Shares.....................       8
                                                                 Automatic Investment Program...........       8
                                                                 Retirement Plans.......................       8
                                                                 How to Redeem Shares...................       9
                                                                 Systematic Withdrawal Plan.............      10
                                                                 Dividend Reinvestment..................      10
                                                                 Dividends, Distributions and Taxes.....      11
                                                                 Performance Information................      12
                                                                 Purchase Application...................      13
                                                                 Capital Structure......................      15
                                                                 Shareholder Inquiries..................      15

     Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a Prospectus.

                            SUBJECT TO COMPLETION

            PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED

                                MARCH 2, 1998



                               MATHERS FUND, INC.
                                   Suite 201
                              100 Corporate North
                          Bannockburn, Illinois 60015
                                 (800) 962-FUND
                                 (847) 295-7400


                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information is not a prospectus. A copy of the Prospectus dated May 1, 1998 (the "Prospectus") of the Fund may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above. The Prospectus provides basic information about the Fund. This Statement of Additional Information contains information in addition to and more detailed than that set forth in the Prospectus, and should be read in conjunction with the Prospectus.


                               TABLE OF CONTENTS


                                                                        PAGE NO.
                                                                        --------

INVESTMENT PRACTICES AND RESTRICTIONS..........................................2
   Fixed-Income Securities.....................................................2
   Short Sales of Securities...................................................2
   Stock Index Options.........................................................4
   Stock Index Futures Contracts and
        Options on Such Contracts..............................................5
   Fundamental Policies........................................................8
   Nonfundamental Policies.....................................................9
   General....................................................................10
DIRECTORS AND OFFICERS OF THE FUND............................................11
CODE OF ETHICS................................................................13
PRINCIPAL HOLDERS OF THE FUND'S SHARES........................................14
INVESTMENT ADVISER............................................................14
INVESTMENT ADVISORY AGREEMENT.................................................14
BROKERAGE.....................................................................15
PURCHASE, REDEMPTION AND PRICING OF SHARES....................................17
RETIREMENT PROGRAMS...........................................................18
TAX STATUS....................................................................20
DESCRIPTION OF SHARES.........................................................23
CUSTODIAN AND INDEPENDENT ACCOUNTANTS.........................................24
PERFORMANCE INFORMATION.......................................................24
FINANCIAL STATEMENTS..........................................................25




                                  May 1, 1998

                     INVESTMENT PRACTICES AND RESTRICTIONS

     A general discussion of the Fund's investment objective and policies appears in the Prospectus under "Investment Objective and Policies."

Fixed-Income Securities

     As discussed on pages 3-4 of the Prospectus, the Fund may, subject to the limitation described in paragraph 3 under "Fundamental Policies" below, invest all or any portion of its assets in high quality fixed-income securities which may include the following: (1) U.S. treasury bills, notes or bonds; (2) banker's acceptances and certificates of deposit of the 50 largest commercial banks in the United States, measured by total assets as shown by their most recent annual financial statements; (3) commercial paper rated A-l or A-2 by Standard & Poor's, Inc. ("S&P") or P-l or P-2 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; and (4) repurchase agreements with respect to the foregoing.

Short Sales of Securities


     As discussed on page 4 of the Prospectus, the Fund may, subject to the limitation described in paragraph 10 under "Nonfundamental Policies" below, effect short sales of securities. A short sale is a transaction in which the Fund sells a security which it does not then own in order to profit from the potential decline in the market price of that security. To meet its settlement obligation, the Fund borrows the security sold short from a broker and delivers that security to the buyer. The Fund is then obligated to return the borrowed security to the broker, typically at an unspecified future date. At that time, the Fund would purchase an equivalent number of shares of the same shorted security at its then current market price in order to cover the short position and effect the return. The price at such time may be more or less than the price at which the security was sold short. The transaction will be profitable to the Fund if the price of the security at the time it is purchased is less than its price at the time the short sale was effected. Conversely, if the price of the security is greater at the time of purchase than at the time of the short sale, the transaction would result in a loss. The Fund will be obligated to reimburse the lender for any dividends paid on the borrowed stock during the period of the open short position and may have to pay a fee to borrow certain stocks.



     The proceeds of the short sale are retained by the Fund's broker for the purpose of meeting its collateral requirements until such time as the short position is closed out. In general, the Fund will also be required to pledge additional cash or liquid securities to the broker as collateral for its obligations. Generally, brokers require initial collateral (including the short sale proceeds) with a value equal to 150% of the value of the securities sold short. The amount of collateral is adjusted daily upward to reflect increases in the market value of the securities sold short and downward to reflect decreases in the market value of the securities sold short. In addition, pursuant to rules imposed by the Securities and Exchange Commission (the "SEC"), until the Fund covers its short position, the Fund will be required to maintain with its custodian a segregated account, containing cash or liquid debt or equity securities, such that the amount deposited in the segregated account plus the amount deposited with the broker as collateral (excluding initial proceeds from the short sale) equals the current market value of the security sold short. It is possible that up to 100% of the Fund's assets will be held in such a segregated account (or a segregated account as described under "Stock Index Futures Contracts and Options on Such Contracts" below) or deposited with a broker as collateral as described in the preceding sentence.

     The Fund's investment adviser may sell securities short when it believes that prices of such securities are likely to decline, thereby giving the Fund the opportunity to potentially profit from any such decline. The Fund anticipates that its short sales will generally involve individual equity securities and will generally not involve short sales "against the box," which is the sale of a security that the seller contemporaneously owns or has a right to obtain at no added cost. The asset segregation procedures described in the preceding paragraph need not be applied to short sales to the extent they are "against the box."


     The short sale of securities is generally considered a speculative investment strategy, and there are risks associated with it, including but not limited to the following: (i) the decision of whether, when and how to utilize short selling involves the exercise of skill and judgement and, unless the adviser correctly anticipates the price movements of securities, it is possible that, for at least certain short sales, the Fund would have been better off if the short sale had not been made, (ii) unlike a long purchase, where the investor cannot lose more than the purchase price, there is no theoretical limit to potential losses on a short sale; (iii) under certain conditions, short sales of securities could increase the volatility of the Fund or decrease its liquidity; (iv) possible volatility or illiquidity in the markets which could result in difficulty in closing out an existing short position, causing a continuing exposure to adverse price movements until the position is covered;
(v) a security borrowed and sold short may be called back by the lender, possibly causing the short position to be closed out prematurely; and (vi) the amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may required to pay in connection with a short sale.

Stock Index Options

     As discussed on pages 4-5 of the Prospectus, the Fund may, subject to the limitation described in paragraph 7 under "Nonfundamental Policies" below, purchase put and call options on stock indices for hedging purposes in circumstances believed appropriate by the adviser. Stock index options are issued by the Options Clearing Corporation ("OCC"). The Fund will only purchase stock index options which are traded on a national securities exchange such as the Chicago Board Options Exchange, Inc. Upon purchase of a stock index option, the Fund will pay a purchase price (the "premium") and brokerage commissions and fees (collectively, together with the premium, "transaction costs"). Such options confer upon the holder the right to receive upon exercise an amount of cash which is based on the difference between the exercise price of the option and the closing level of the underlying stock index on the exercise date multiplied by a specified dollar amount. The right to receive any cash amount depends on the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

     A stock index option may be exercised only during its remaining life and may be sold prior to expiration. The value of an option will generally vary directly in the case of a call, and inversely in the case of a put, with movements in the underlying index, and the percentage fluctuations in the value of an option may be many times greater than those of the underlying index. The adviser may purchase call index options as a hedge against an increase in the price of securities generally in connection with either sales of portfolio securities or deferrals to a later date of purchases of securities it may desire to purchase. Put index options may be purchased as a hedge against a decline in the price of securities generally rather than selling portfolio securities.

     Any protection provided by stock index options is effective only against changes in the level of a stock index and not necessarily against a change in the value of individual securities. Thus, the effectiveness of the use of stock index options as a hedge is dependent on the extent to which price movements of individual securities which are being hedged correlate with price movements in the underlying stock index. Unless a stock index option can be sold or can be exercised at a profit prior to expiration, the Fund will forfeit the entire amount of its transaction costs, often in a relatively short period of time. Any profit that may be realized from the sale or exercise of stock index options will be reduced by related transaction costs.

Stock Index Futures Contracts and Options on Such Contracts

     As discussed on pages 3-4 of the Prospectus, the Fund may, subject to the limitation described in paragraph 8 under "Nonfundamental Policies" below, purchase or sell stock index futures contracts and options on such contracts for hedging purposes in circumstances believed to be appropriate by the adviser, thereby altering the Fund's equity exposure without actually buying or selling underlying equity securities. A stock index futures contract provides that a person with an open position in such a contract will be entitled to receive, or will be obligated to pay, cash amounts on a daily basis during the period such position is held based on the daily changes in the difference between the price at which the contract is originally made and the current level of the underlying stock index multiplied by a specified dollar amount.
An option on a stock index futures contract gives the holder (purchaser) the right, but not the obligation, in return for payment of the premium (option price), to acquire either a long or a short position (a long position if the option is a call and a short position if the option is a put) in such futures contract at a specified exercise price at any time during the option exercise period. The writer of the stock index futures option is required upon exercise to assume the opposite position on the stock index futures contract.

     The Fund's transactions in stock index futures contracts will be executed on U.S. boards of trade designated by the Commodity Futures Trading Commission ("CFTC") as contract markets ("contract markets") through a futures commission merchant (an "FCM") which is a member of the relevant contract market. The contract markets, through their clearing houses, effectively guarantee that the payments due with respect to stock index futures contracts will be made so that traders need not rely solely on the solvency of individual traders or brokers for the satisfaction of the obligations under open positions. However, in the event of a bankruptcy of the Fund's broker, the Fund may be unable to recover its assets -- even assets directly traceable to the Fund -- from such broker.

     At the time the Fund enters into a stock index futures contract, it is required to deposit as "initial margin" a specified amount of cash or cash equivalents per contract. Thereafter, subsequent payments of "variation margin" are made daily to or from the FCM based upon daily changes in the value of the contract (a process known as "marking to market"). Initial margin is in the nature of a performance deposit which is returned to the Fund unless it defaults in making variation margin payments. Variation margin is the settlement made each day between the Fund and the FCM based upon fluctuations in the price level of such contracts, which under normal market conditions directly reflect fluctuations in the level of the stock index on which the contract is based. A person with a long position in a stock index futures contract (purchaser) will be entitled to receive payments to the extent that the market price level of such futures contract increases above the level at which he acquired his long position, and will be obligated to make payments to the extent that such market price level falls below the acquisition price level. The converse is the case for a person with a short position in a stock index futures contract (seller).

     Upon exercise of a stock index futures option, the simultaneous acquisition of open positions in the underlying stock index futures contract by the person exercising the option and the writer is accomplished by delivery for the account of the person exercising the option of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the strike price of the stock index futures option. If the stock index futures option is exercised on the last trading day for such option, the writer delivers to the holder cash in an amount equal to the difference between the option strike price and the closing level of the relevant stock index on the date the option expires.

     Pursuant to limitations imposed by the SEC, the Fund will not sell stock index futures contracts if, immediately thereafter, the aggregate underlying value of all such stock index futures contracts would exceed the total market value (or, if higher, a volatility-adjusted value) of the Fund's portfolio of equity investments (although it is possible that the value of all such futures contracts could exceed such total market value or such volatility-adjusted value of portfolio equity investments due to subsequent market movements), and the Fund will not purchase stock index futures contracts unless it maintains with its custodian in a segregated account cash or liquid securities in an amount equal to the market value of all such stock index futures contracts (less the amount of initial margin deposits in respect thereof).

     The Fund has obtained from the Commodity Futures Trading Commission (the "CFTC") an exclusion from falling within the definition of a "commodity pool operator" pursuant to the regulations under the Commodity Exchange Act and thus has not registered as such with the CFTC.

     The Fund may purchase and sell stock index futures contracts and options on such contracts as a hedge against market fluctuations in its portfolio of equity investments or as a means of quickly and efficiently converting the Fund's cash into an equity position. For example, the Fund might use stock index futures contracts to hedge against fluctuations in the general level of stock prices which might adversely affect either the value of the Fund's portfolio securities or the price of securities which the Fund intends to purchase. The Fund's hedging may include sales of stock index futures contracts as an offset against the effect of expected declines in stock prices and purchases of stock index futures contracts as an offset against the effect of expected increases in stock prices.

     In its purchase of stock index futures contracts or options on such contracts, the Fund may not necessarily have the contemporaneous intention of converting such positions into specific equity securities by means of the purchase of such securities for the Fund's portfolio, and in its sale of stock index futures contracts or options on such contracts, the Fund may not necessarily have the contemporaneous intention of converting such positions into non-equity holdings by means of the sale of equity securities then held in the Fund's portfolio.

     Several risk factors are associated with trading stock index futures contracts and options on such contracts. These risks include: (i) an imperfect correlation, limiting the effectiveness of any hedge the Fund may attempt in the futures markets, between the change in market value of the stocks in the Fund's portfolio and the prices of stock index futures contracts and options on such contracts in the Fund's portfolio due to the stocks held by the Fund not fully replicating the stocks underlying the relevant stock index; (ii) possible illiquidity in the markets for stock index futures contracts and options on such contracts which could result in the Fund's inability to close out an existing position resulting in a continuing exposure to adverse price movements; (iii) the highly leveraged nature of stock index futures contracts and options on such contracts, resulting in extreme volatility in the value of such contracts as a percentage of the Fund's assets committed to such positions in the form of futures margins or option premiums; (iv) the fact that the decision of whether, when and how to hedge involves the exercise of skill and judgment, and unless the Fund's investment adviser correctly predicts market movements it is possible that as to a particular hedge the Fund would have been better off had a decision to hedge not been made; and (v) the possibility that a stock index futures option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid for it as well as related transaction costs. In addition, in response to the market turbulence in October 1987, certain contract markets have adopted rules requiring the cessation of trading for specified periods in the event of certain substantial intra-day price changes and overall daily price fluctuation limits (the maximum amount that the price of a stock index futures contract may vary up or down from the previous day's settlement price). The Federal Reserve Board has the authority to oversee the levels of required margin on stock index futures and options. The Federal Reserve Board or the CFTC, acting pursuant to delegated authority, could require that minimum margin levels be set at levels which exceed those historically applied by the contract markets.

     The price level of a stock index futures contract should be determined by the current level of the related stock index, after adjustment to reflect that a person with a long open futures position will receive interest on the funds he otherwise would have had to use to acquire the stocks which comprise such index but, at the same time, will receive no dividends on his futures position as he would have if he had actually acquired such stocks. In turbulent market conditions, however, the price level of stock index futures contracts can become disassociated from the level of the related stock index (as, in fact, happened during October 1987), materially impairing the usefulness of the stock index futures markets for hedging stock positions.

Fundamental Policies

     The Fund has adopted certain fundamental investment restrictions which may not be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented, or (ii) more than 50% of the outstanding shares of the Fund. Under its fundamental investment restrictions, the Fund may not:

     1. Purchase securities on margin (except that the Fund may make margin payments in connection with transactions in stock index futures contracts and options on such contracts and in connection with short sales of securities), participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the adviser not being considered participation in a joint-trading account for this purpose), act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities or commodity futures (except that the Fund may purchase or sell stock index futures contracts and options on such contracts) or real estate (marketable securities of companies whose business involves the purchase or sale of real estate, including real estate investment trusts, not being considered real estate for this purpose).

     2. Borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its assets) for emergency or extraordinary purposes, or pledge any of its assets (collateral arrangements with respect to margin for stock index futures contracts and options on such contracts and with respect to short sales of securities not being considered a pledge of assets for this purpose), except to secure such borrowings and only to an extent not greater than 10% of the value of the Fund's net assets. The Fund has not, however, employed the practices of borrowing money, issuing senior securities or pledging any of its assets nor does it intend to employ such practices in the absence of unforeseen circumstances.

     3. Purchase debt securities other than those which are publicly held (repurchase agreements not being considered debt securities for this purpose).

     4. Purchase securities of other investment companies, except on the open market where no profit or commission results other than the broker's commission, or as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund.

     5. Make investments for the purpose of exercising control or management of any company.

     6. Purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer.

     7. Concentrate more than 25% of the value of its assets, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

     8. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

Nonfundamental Policies

     The Fund has adopted the following nonfundamental policies which may be changed without shareholder approval. The Fund will not:

     1. Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933.

     2. Purchase any interest in any oil, gas or any other mineral exploration or development program or, except for options on stock indices as set forth in paragraph 7 below, invest in put and call options.

     3. Purchase any security if, as a result of such purchase, the Fund would hold more than 10% of any class of the securities of an issuer.

     4. Acquire or retain any security issued by a company if the directors or officers of the Fund or directors, officers or other affiliated persons of its investment adviser beneficially owning more than 1/2% of such company's securities together own more than 5% of its securities.

     5. Enter into repurchase agreements, except with State Street Bank and Trust Company, or invest over 10% of its assets in repurchase agreements with maturities of more than seven days.

     6. Invest over 10% of its net assets in securities of foreign issuers which are not publicly traded in the United States.

     7. Purchase put and call options on stock indices if the total cost (determined as of the time of purchase) of all such options held by the Fund would exceed 5% of the value of the Fund's net assets considered each time such an option is acquired.

     8. Enter into stock index futures contracts or options on such contracts if immediately thereafter the aggregate initial margin and premiums (less the amount by which any such options are "in-the-money" at the time of purchase) would exceed 5% of the value of the Fund's total assets after taking into account any unrealized profits and losses on such instruments.

     9. Invest more than 5% of its net assets in warrants (valued at the lower of cost or market value) or more than 2% of its net assets in warrants not listed on the New York or American Stock Exchange (warrants acquired by the Fund in units or attached to securities to be considered without value for these purposes).

     10. (i) Sell any securities short if immediately thereafter the market value of all securities sold short by the Fund would exceed 30% of the value of the Fund's net assets, or (ii) sell securities of any single issuer short if immediately thereafter the market value of the securities of that issuer that have been sold short by the Fund would exceed 3% of the Fund's net assets or if the securities sold short would constitute more than 2% of a class of the issuer's outstanding securities.

General

     Any percentage limitations referred to in the above investment restrictions are determined at the time a purchase or initial investment is made and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund's portfolio.

     The Fund's fundamental investment restriction as to concentration described in paragraph 7 under "Fundamental Policies" above, does not apply to investments in government securities (e.g., U.S. Treasury securities) since their issuers are not members of any industry. The Fund includes government securities in determining the value of all of its assets for purposes of calculating the percentage of the value of its assets invested in issuers primarily engaged in an industry.


     The Fund may invest, without limitation under the nonfundamental policy described in paragraph 6 under "Nonfundamental Policies" above, in foreign securities that are U.S. dollar denominated and are publicly traded in the United States and in U.S. dollar denominated American Depositary Receipts (receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer). As of December 31, 1997, 3.5% of the Fund's net assets were invested in securities of foreign issuers. Dividends and interest on securities of foreign issuers may be subject to foreign withholding tax, which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. Other risks of investing in foreign securities include political, social or economic instability in the country where the issuer is domiciled, the difficulty of predicting international trade patterns, exchange rate fluctuations, and, in certain countries, the possibility of expropriation or diplomatic developments that could affect investments in those countries. In addition, less information may be publicly available about a foreign company than about a domestic company, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and securities of some foreign companies may be less liquid and more volatile than securities of comparable U.S. companies.


     The Fund may purchase securities in underwritten prospectus offerings, including so-called "hot" initial public offerings, but will generally do so on the basis of fundamental investment considerations, not supply and demand considerations.


                       DIRECTORS AND OFFICERS OF THE FUND


           Name and Address               Position(s) held with Fund
           -----------------------------  ---------------------------

           Henry G. Van der Eb, Jr., CFA  Chairman and Director*
           100 Corporate North
           Bannockburn, Illinois 60015

           Robert J. Reynolds, CFA        President and Director*
           100 Corporate North
           Bannockburn, Illinois 60015

           Anne E. Morrissy, CFA          Executive Vice President
           100 Corporate North            and Secretary and Director*
           Bannockburn, Illinois 60015

           Karl M. Becker                 Director
           31 Hearthwood Drive
           Hilton Head Island, SC  29928


          Tyler R. Cain                  Director
          3 Market Square Court
          Lake Forest, Illinois  60045

          Charles G. Freund              Director
          30 Plymouth Court
          Lincolnshire, Illinois 60069

          Jon P. Hedrich                 Director
          1240 Thornapple Lane
          Northbrook, Illinois 60062

          Robert E. Kohnen               Director
          5733 Fairmount Avenue
          Downers Grove, Illinois 60516

          Jack O. Vance                  Director
          Management Research, Inc.
          3592 Venture Drive
          Huntington Beach, CA 92649

          Lawrence A. Kenyon             Senior Vice President and
          100 Corporate North            Chief Financial Officer
          Bannockburn, Illinois 60015

          Edith L. Cook                  Vice President and Treasurer
          100 Corporate North
          Bannockburn, Illinois 60015

          Mary Anne Kinnucan             Vice President
          100 Corporate North
          Bannockburn, Illinois 60015

          Heidi M. Stubner               Vice President
          100 Corporate North
          Bannockburn, Illinois 60015


*   Interested director under the Investment Company Act of 1940.


Mr. Van der Eb, Mr. Reynolds and Ms. Morrissy have been employed by Mathers and Company, Inc. since 1970, 1982, and 1983, respectively. Mr. Kenyon, Ms. Cook and Ms. Kinnucan have each been employed by Mathers and Company, Inc. for more
than five years.   Ms. Stubner has been employed by Mathers and Company, Inc.
since January 1994. For more than four years prior thereto, she was an administrative assistant with Video Jet Systems International, a manufacturer of ink-jet equipment.

     Mr. Becker is an attorney. He served as Senior Vice President and General Counsel of Beatrice Company, a food company, from 1988 to 1990. Mr. Cain has been president and sole shareholder of TRC Trading, Inc., a private investment company, for more than the last five years. Mr. Freund is a director of Lincoln National Direct Placement Fund, Inc. and Lincoln Convertible Securities Fund (registered closed-end investment companies) and Success Bancshares Inc. For more than five years prior to his retirement in 1986, Mr. Freund was Vice President, Secretary and Treasurer of MidCon Corp., a natural gas pipeline company.



     Mr. Hedrich is a private investor. Prior to 1992, he was President and Partner of Steiner Diamond Institutional Services. Mr. Kohnen is Vice President and Investment Manager of Protection Mutual Insurance Company.
Mr. Vance is Managing Director of Management Research, Inc., a management consulting firm, and a director of International Rectifier Corporation (semi-conductors), Semtech, Inc. and FCG Enterprises, Inc. (management consulting). Prior to 1990, he served as Managing Director of McKinsey and Company, a management consulting firm.


     The Fund does not pay any fees to its directors who are considered "interested persons" of the Fund or the adviser, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The aggregate compensation paid by the Fund during its fiscal year ended December 31, 1997 to the members of the board who are non-interested directors is set forth below. The adviser does not provide investment advisory services to any other registered investment company, and therefore the Fund's directors receive compensation only from the Fund. The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Fund expenses.


                                             Aggregate
                     Name of Non-Interested  Compensation
                     Director of the Fund    from the Fund
                     ----------------------  -------------
                     Karl M. Becker          $9,000
                     Tyler R. Cain           $9,000
                     Charles G. Freund       $8,000




     As of February 27, 1998, the directors and officers of the Fund, as a group, beneficially owned 341,114, or 3.32% of the Fund's outstanding shares, including the shares held in the Employees' Profit Sharing and Savings Trust of the adviser.



                                 CODE OF ETHICS

     The Fund and the adviser have adopted a Code of Ethics which is designed to restrict their affiliated personnel from engaging in personal investment activities in conflict with the interests of the Fund. The Code of Ethics complies in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

                     PRINCIPAL HOLDERS OF THE FUND'S SHARES


     As of February 27, 1998, no person owned of record or was known by the Fund to own beneficially more than 5% of the Fund's outstanding shares except for Edward Pauls, who owned of record 13.82% of the Fund's outstanding shares as of such date.



                               INVESTMENT ADVISER

     Under an investment advisory agreement with the Fund, Mathers and Company, Inc., 100 Corporate North, Suite 201, Bannockburn, Illinois, furnishes continuous investment advisory services and management to the Fund. The adviser receives an annual fee of 0.75% of the first $200,000,000 of the Fund's average net asset value, plus 0.625% of such value in excess of $200,000,000 but not exceeding $500,000,000, plus 0.50% of such value in excess of $500,000,000, payable monthly and determined by valuations made as of the close of the previous month. The fees paid by the Fund to the adviser for 1997, 1996 and 1995 were $1,123,610, $1,451,059 and $1,906,941, respectively.

     Mr. Van der Eb, CFA, an officer and director of the Fund, is President and a director of the adviser, and Mr. Reynolds, CFA, is Senior Vice President and Secretary, Ms. Morrissy, CFA, is Vice President, Mr. Kenyon, is Vice President, Treasurer and Assistant Secretary, and Ms. Cook is Vice President and Assistant Treasurer of the adviser. Mr. Van der Eb owns a majority of the outstanding shares of the adviser and is the controlling person of the adviser. Gabelli Funds, Inc. ("Gabelli") owns a non-controlling interest in the adviser. Such interest is subject to certain put and call options between Gabelli and the adviser which may be exercised at future dates.

     Mr. Van der Eb has been primarily responsible for the day-to-day management of the Fund's portfolio for more than the last ten years. Mr. Reynolds and Ms. Morrissy also play significant roles in such management.



                         INVESTMENT ADVISORY AGREEMENT

     The investment advisory agreement was approved by the shareholders of the Fund on April 20, 1988. The directors last approved the continuation of the investment advisory agreement on April 20, 1998, by the votes of directors described in the following paragraph. Under the agreement, the adviser, at its own expense and without reimbursement from the Fund, furnishes office space, office facilities, equipment, personnel (including executive officers but excluding the services of directors who are not affiliated persons of the adviser) and clerical and bookkeeping services for managing the assets of the Fund, and bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issuance or sale of securities. The Fund bears all other expenses of its operations (principally transfer agent, legal, auditing, custodian, taxes, shareholder communication expenses, registration and printing proxy material, shareholder reports, prospectuses sent to existing shareholders and filed with regulatory authorities, and toll-free telephone expense for use by existing shareholders), but is entitled to be reimbursed annually by the adviser for any expenses, other than taxes, in excess of 1-1/2% of the first $30,000,000 of its average net asset value plus 1% of such value in excess of $30,000,000 for each year, in each case as determined by evaluations made as of the close of each month of the year. Brokerage commissions are not treated as expenses for purposes of this limitation.

     The agreement is not assignable and may be terminated by either party, without penalty, on 60 days' notice. Otherwise, the agreement will continue in effect until April 30, 1999 (unless sooner terminated), and thereafter from year to year so long as it is approved annually (a) by vote of a majority of the directors of the Fund who are not "interested persons" of the Fund or of the adviser, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the Board of Directors or by the vote of shareholders described in the first paragraph under "Investment Practices and Restrictions -- Fundamental Policies."

     The agreement provides that the services of the adviser to the Fund are not to be deemed exclusive and that the adviser may furnish similar services to others so long as the services to the Fund are not impaired thereby. The adviser currently serves as investment adviser to other accounts, primarily long-term investment accounts, including pension funds, insurance company separate accounts, individuals and others. The adviser maintains investment allocation policies intended to afford each of its accounts fair treatment over time.


                                   BROKERAGE

     In placing purchase and sale orders of portfolio securities for the Fund, the adviser's policy is to seek the best execution of orders at the most favorable prices in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the adviser's evaluation of the broker's efficiency and reliability in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Primary market makers are generally used for transactions in the over-the-counter market except in those instances where the adviser believes better execution or a more favorable price is obtainable elsewhere, such as through Instinet or other non-NASDAQ execution services. The Fund's orders for the purchase and sale of a particular security may be aggregated with contemporaneous orders for the accounts of other clients of the adviser for execution as a single transaction with a broker or a dealer.

     In allocating brokerage business for the Fund, the adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, including but not limited to general economic reports, performance measurement and portfolio analysis reports, computer-based equity valuation models, reports or analyses of particular companies or industry groups, market timing and technical information and the availability of the brokerage firm's analysts for consultation. Consistent with the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, a higher brokerage commission than might be negotiated or be available from another broker may be paid where the adviser believes the amount is reasonable in recognition of the overall quality and value of the brokerage and research services provided by the broker. While the adviser believes these services have substantial value, they are considered supplemental to the adviser's own efforts in the performance of its duties under the investment advisory agreement.

     Arrangements exist with broker-dealers whereby the adviser obtains computerized stock quotation and news services, performance and ranking services, portfolio analysis services and other research services in exchange for the direction of portfolio transactions which generate dealer concessions or brokerage (agency) commissions for such broker-dealers. From time to time, the adviser may make other similar arrangements with brokers or dealers which agree to provide research services in consideration of dealer concessions or brokerage commissions. Although the adviser has not done so in the past, the adviser may also allocate brokerage to brokers or dealers who recommend the purchase of shares of the Fund to their clients. Consistent with the adviser's fiduciary duties to the Fund, brokerage will be directed to such brokers or dealers pursuant to any such arrangement only when the adviser believes that the commissions charged are reasonable in relation to the value and overall quality of the brokerage and research services provided. During 1997, the total amount of Fund brokerage transactions and related brokerage commissions directed in consideration of research services provided to the adviser were $17,395,623 and $63,904, respectively, exclusive of dealer concessions from underwritten offerings.

     Some research services furnished by brokers and dealers through whom the adviser effects securities transactions may be used in servicing all of its accounts and not all such services may be used in connection with the accounts which paid commissions to the broker providing such services.

     During 1997, 1996 and 1995, the Fund paid total brokerage commissions of $291,860, $532,849 and $376,212, respectively, virtually all of which was paid to firms providing research as well as brokerage services. The Fund's annual portfolio turnover rate is set forth in the Prospectus under "Financial Highlights." Portfolio turnover has tended to be high in certain years over the past decade. Several factors have contributed to this, including (i) a volatile market, combined with a willingness of the adviser to respond to certain market conditions believed by the adviser to warrant holding a security for a period shorter than the long-term, (ii) the adviser's willingness to invest in fixed income securities with maturities greater than one year (which, unlike short-term debt instruments, are included in calculating portfolio turnover) under the circumstances described in the Prospectus and (iii) the requirement through December 31, 1997 that more than 70% of the Fund's gains from the sale of securities be from securities held three months or more (see "Tax Status").


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     For a general discussion of how shares of the Fund are purchased and redeemed and how the Fund values such shares for such purposes, see "Determination of Net Asset Value," "Purchase of Shares," "Automatic Investment Program," "How to Redeem Shares" and "Systematic Withdrawal Plan" in the Prospectus. Such discussions are incorporated herein by reference.

     Stock index futures contracts held by the Fund are valued at the close-of-trading settlement price established each day by the exchange on which they are traded, and options on stock index futures and options on cash stock indices are valued at their daily end-of-trading closing prices on the exchanges on which they are traded.

     The Fund does not consider the U.S. Postal Service or express mail delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the post office box of DST Systems Inc., the Fund's transfer agent, of purchase applications (or redemption requests) does not constitute receipt by DST or the Fund.

     The Fund, at its discretion, may permit an investor to purchase shares of the Fund at net asset value in exchange for securities held by the investor, provided that the Fund's acquisition of such securities is consistent with its investment policies. For purposes of determining the number of Fund shares to be received in exchange for any accepted securities, the Fund will value such securities in the same manner as is used by the Fund to value its own assets. For more information on this method of purchase, please contact the Fund at 100 Corporate North, Suite 201, Bannockburn, Illinois 60015, (800) 962-FUND.

     Broker-dealers which effect purchases or sales of shares of the Fund on behalf of their customers may impose a transaction charge on such customers for performing such services. No such transaction charge is imposed if shares are purchased directly from the Fund, without the employment of the services of a broker-dealer.


                              RETIREMENT PROGRAMS

     The Fund makes available a Retirement Plan for Self-Employed Individuals ("Keogh Plan") with both money purchase pension plan and profit sharing plan options, Simplified Employee Pension Plans ("SEPs") and both regular and Roth Individual Retirement Accounts ("IRAs"). Contributions to each are invested, and dividends and distributions are automatically reinvested, in shares of the Fund. Generally, the maximum contribution allowable each year to an IRA is the lesser of $2,000 and 100% of compensation includible in gross income for the year. For a married couple, each spouse may contribute up to $2,000 to his or her IRA for a year if the combined compensation of both spouses for the year (as shown on their joint income tax return) is at least $4,000. The maximum annual contribution which can be made for an employee or self-employed individual to a Keogh Plan is the lesser of (i) $30,000 and (ii) 25% of an employee's compensation or a self-employed individual's earned income (net earnings reduced by Keogh Plan contributions) for the year. However, the maximum deduction allowable each year for contributions to the profit sharing plan option of a Keogh Plan is, generally, 15% of an employee's compensation or a self-employed individual's earned income (net earnings reduced by Keogh Plan contributions) for the year. Under a SEP, an employer, or self-employed individual, is permitted to contribute a discretionary amount each year up to the lesser of $30,000 or 15% of an employee's compensation for the year, or a self-employed individual's earned income (net earnings reduced by SEP contributions) for the year, into an individual IRA for each employee or self-employed individual. The annual compensation of each employee and the earned income of each self-employed individual which can be taken into account under the Keogh Plan and a SEP cannot exceed $160,000 for 1998 as increased by the cost-of-living adjustments for the calendar years after 1998 as determined by the Internal Revenue Service. A self-employed individual may contribute to either a Keogh Plan or a SEP and, in either case, may also contribute to an IRA. The custodial agreements for the Keogh Plan and IRAs provide that Investors Fiduciary Trust Company, Kansas City, Missouri, will provide the custodial service unless a different custodian is specified.

     Investors Fiduciary Trust Company receives as compensation from the participant under the Keogh Plan an annual maintenance fee of $12.00 per participant. Special services not contemplated in the annual maintenance fee will be rendered by Investors Fiduciary Trust Company for such additional charges as will reasonably compensate it for the services provided. Fees may be changed with at least 45 days' prior written notice. The annual maintenance fee payable to Investors Fiduciary Trust Company with respect to an IRA, including each individual IRA established under a SEP, is presently $12.00 per IRA and may be changed at any time. Fees under any of these types of accounts remaining unpaid may be charged against the accounts. If a custodian other than Investors Fiduciary Trust Company is specified, fees will be determined by such custodian.

     The Keogh Plan has been approved by the Internal Revenue Service for use by self-employed persons as a plan qualified under Section 401(a) of the Internal Revenue Code. The Internal Revenue Service has also approved the money purchase pension plan and profit sharing plan options of the Keogh Plan as paired plans with the result that self-employed persons may adopt either or both of such plans. Copies of the Keogh Plan may be obtained from the Fund at the address indicated below. The IRA Custodial Agreements have not been submitted to the IRS for approval because for the regular IRA it incorporates IRS Form 5305-A and for the Roth IRA it incorporates IRS Form 5305-RA, which makes such submission unnecessary. The Fund makes available IRS Form 5305-SEP for employers or self-employed persons who want to establish a SEP.

     The employer or individual, as the case may be, should consult his or her tax adviser or attorney as to the applicability of the Keogh Plan, SEP or a regular or Roth IRA to his or her particular circumstances. Additionally, since these retirement programs involve commitments covering future years, the investment objectives of the Fund, as described in the Prospectus and in this Statement of Additional Information, should be carefully considered.

     For further details, including the right to appoint a successor custodian, see the Keogh Plan, Custodial Agreement and Application Form and the regular and Roth IRA Application Form, Custodial Agreement and Disclosure Statement which are available from the Fund, 100 Corporate North, Suite 201, Bannockburn, Illinois 60015, (800) 962-FUND.

     For a discussion of income tax withholding on certain distributions from qualified retirement plans or tax-sheltered annuity plans, see "Tax Status" below.


                                   TAX STATUS

     The Fund has qualified, and intends to remain qualified, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is generally not subject to U.S. Federal income tax on its income and gains distributed to shareholders, provided the Fund distributes to its shareholders at least 90% of its net investment income (i.e., net income and gains exclusive of net capital gains) each year.


     To qualify for favorable tax treatment as a regulated investment company, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock or securities and certain other income (including, but not limited to, gains from options and futures contracts) derived with respect to its business of investing in stocks and securities, (ii) derive in each taxable year ending December 31, 1997 or before less than 30% of its gross income from gains (without, in most cases, deduction for losses) from the sale or other disposition of stock, securities, options, and futures contracts, held for less than three months and (iii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the value of its assets is represented by cash, cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than the U.S. Government).


     In the event the Fund does not qualify in any year as a regulated investment company under Subchapter M of the Code, its income would be taxed to the Fund whether or not distributed, and distributions to shareholders would generally be treated as ordinary dividend income.

     Under the "mark-to-market" rules of the Code, most stock index options, stock index futures contracts and options on such contracts will be treated for Federal income tax purposes as having been sold for their fair market value on the last business day of the Fund's taxable year. Any gain or loss resulting from such deemed sales, and from actual sales of such options and futures contracts, will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The mark-to-market rules of the Code may cause the Fund to have taxable gains which, due to subsequent declines in value, are never actually realized.

     If the Fund engages in certain hedged transactions, the Code may treat the transaction as a deemed sale of the appreciated property which may accelerate the gain on the hedged transaction.


     In general, distributions of net capital gain, when designated as such by the Fund, are taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares. However, net capital gains distributed to non-corporate shareholders are subject to special rules. Under the Taxpayer Relief Act of 1997, capital gains of non-corporate taxpayers are generally taxed as one of three classes of gain (short-term, long-term, or mid-term) depending on the holding period of the relevant asset (holding periods are designated as follows: short-term applies to capital assets held for one year or less, mid-term applies to capital assets held more than one year and not more than 18 months, and long-term applies to capital assets that have been held for more than 18 months). Maximum net gain on the sale of shares held for more than 18 months is subject to the long-term rate of 20%. Maximum net gain on the sale of shares held for more than 12 months and less than 18 months is subject to a mid-term rate of 28% (although under a transitional rule, the tax rate is 20% for net gains on capital assets held for more than one year that were sold after May 6, 1997 and before July 29, 1997). Net gain on shares held for 12 months or less is subject to tax at the same rates as ordinary income. For sales of shares by corporate shareholders, the provisions of the Taxpayer Relief Act of 1997 described above do not apply, and net gains and losses will be taxed to corporate shareholders under rules traditionally applicable to net gains realized by a corporation. For purposes of characterizing net capital gain distributions to non-corporate shareholders, capital gains recognized by the Fund after May 7, 1997 will fall into these three classes based on the Fund's holding period for the relevant asset. Generally, long-term and mid-term gains of the Fund will flow through to non-corporate shareholders of the Fund as described below, regardless of how long the shareholders have held shares of the Fund. For taxable years ending after May 7, 1997, the Fund will designate each capital gain distribution as consisting of long-term and mid-term gain based on the gain recognized by the Fund. If the Fund sells an asset which it has held for one year or less, the gain will be characterized as short-term gain. However, the Fund can choose to designate any non-short-term gain as either long-term gain or mid-term gain. Any gain will be taxed at the mid-term gain rate unless the Fund provides written notification to the dividend recipients that the gain is long-term gain. The maximum aggregate amount of long-term gain that the Fund can allocate as such is the aggregate amount of capital gain that is derived from sales of capital assets that the Fund has held for more than 18 months (so long as the sales are treated as occurring after May 7, 1997). In addition, the Fund may treat the sale of any capital asset held for more than one year as long-term gain if the asset was sold after May 6, 1997 and before July 29, 1997. Non-corporate shareholders who are not dealers in securities will be taxed on the flow-through gains according to the class of gain designated by the Fund.

     If the net asset value of shares is reduced below a shareholder's cost by a distribution, such distribution would be taxable as described in the Prospectus even though it might be viewed in economic terms as a return of capital. For Federal income tax purposes the shareholder's original cost continues as his tax basis and on redemption his gain or loss is the difference between such basis and the redemption price.

     A non-deductible 4% excise tax will be imposed on the Fund to the extent the Fund does not distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund's actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years. The Fund intends to distribute its income and gains in a manner so as to avoid the imposition of such 4% excise tax.

     In connection with short sales by the Fund, the Fund will be subject to certain rules which may affect the character and timing of gain or loss recognized by the Fund for federal income tax purposes. Under these rules a short sale remains open until the Fund (as the short seller), delivers the security to the broker (as the lender), and closes the transaction. Any gain or loss realized by the Fund from closing a short sale will be short-term capital gain or loss if the Fund acquires substantially identical securities after the time the short sale is entered into but prior to closing such short sale. The Fund expects to close out all of its short sales with such after-acquired securities. Special rules may affect the character of any gains or losses, in certain circumstances, if the Fund were to hold substantially identical securities at the time that it enters into a short sale. However, the Fund does not intend to enter into short sales with respect to securities that it holds at the time of entering a short sale.

     For purposes of applying the distribution requirements described above, and for purposes of determining the taxable income of shareholders each year, dividends declared by the Fund in October, November or December of a year, payable to shareholders as of a record date in any such month, and paid during the following January, will be treated for federal income tax purposes as paid by the Fund and received by shareholders as of December 31 of the calendar year declared.

     Income tax withholding at a rate of 20% is applicable to any distribution from a qualified retirement plan, such as the Keogh Plan, or a tax-sheltered annuity plan where the distribution is eligible for tax-free rollover treatment but is not transferred directly to a specified retirement vehicle such as another qualified plan or an IRA. Also, all qualified plans must provide participants and certain other distributees with an election to have an eligible rollover distribution transferred directly to certain specified retirement vehicles. If a shareholder receives a distribution which is subject to the 20% withholding requirement and wishes to roll the distribution into another vehicle such as an IRA within 60 days, the shareholder will have to contribute to the IRA the amount of the distribution (after withholding) plus an amount equal to the amount withheld. The amount withheld can be applied to reduce the shareholder's Federal income tax liability and may be refunded to the shareholder upon filing a Federal income tax return if it exceeds such tax liability. If the amount withheld is not rolled over into the IRA, it will be subject to income taxes and, if the shareholder has not attained age 59 1/2, an additional 10% penalty tax may apply.

     The rules broadly define distributions which qualify for rollover treatment. Shareholders who expect to receive distributions which may qualify for rollover treatment and therefore may be subject to 20% withholding should consult their tax advisers for a complete discussion on the impact of these rules on such distributions.

     The foregoing is only a general summary of the certain provisions of the Internal Revenue Code and current Treasury regulations applicable to the Fund and its shareholders. The Internal Revenue Code and such regulations are subject to change by legislative or administrative action.

     The tax consequences to a foreign shareholder of the Fund may be different from those described herein. Foreign shareholders are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     Distributions to shareholders may also be subject to state and local taxes. Investors are urged to consult their tax advisers regarding the application of Federal, state and local tax laws.


                             DESCRIPTION OF SHARES

     As a general matter, the Fund is not required to hold annual meetings of shareholders. Under the Fund's By-Laws, an annual meeting of shareholders is not required to be held in any year in which the Fund is not required under the Investment

Company Act of 1940 to submit for shareholder approval (i) the election of directors, (ii) any investment advisory agreement, (iii) the selection of the Fund's independent public accountants or (iv) any distribution agreement. Each director serves until the next meeting of shareholders called for the purpose of electing directors and until the election and qualification of his successor. Under certain circumstances, shareholders have the right to call for a meeting of shareholders to consider the removal of one or more directors. The Fund will assist in shareholder communication in such matters.


                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, acts as Custodian of the Fund. As such, the Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. The Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

     Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603, Certified Public Accountants, serves as the auditors of the Fund. The auditors are responsible for auditing the financial statements of the Fund. The independent accountants are selected by the vote of a majority of directors of the Fund who are not interested persons of the Fund or the adviser. Such selection is subject to ratification by the Fund's shareholders in such years as the Fund is required to hold a meeting of shareholders. See "Description of Shares."


                            PERFORMANCE INFORMATION

     The compound annual rates of return of the Fund for the one, five and ten year periods ended December 31, 1997 were 3.01%, 1.15% and 5.18%, respectively, computed in accordance with the rules for standardized computation of performance as established by the SEC. Such rules for standardized computation of performance provide for determining compound annual rates of return by taking the total return of the Fund over the period in question calculated as described under "Performance Information" in the Prospectus and "annualizing" such total return -- i.e., computing the annual rate of return which, if earned in each year of such period, would produce the total return actually earned over such period.

     Inasmuch as the Fund has no sales load on purchases or reinvested dividends, no deferred sales load or redemption fee and no 12b-1 fees, no adjustments are made for such items in calculating performance.


                              FINANCIAL STATEMENTS

     The Fund's audited balance sheet and schedule of investments as of December 31, 1997, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period ended December 31, 1997, and the auditors' report of Arthur Andersen LLP dated January 13, 1998 relating to such financial statements, are incorporated herein by reference to the Fund's 1997 Annual Report to Shareholders. No other portion of such Annual Report is incorporated by reference herein or is a part of the registration statement of which this Statement of Additional Information is a part. A copy of the Annual Report to Shareholders referred to above is provided herewith to each person who is not a shareholder of the Fund and has not otherwise received a copy of such Report. Shareholders of the Fund may obtain a copy of the Report without charge by writing or telephoning the Fund at the address and telephone number set forth on the cover page of this Statement of Additional Information.

                      [Letterhead of Arthur Andersen LLP]


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



We have previously audited, in accordance with generally accepted auditing standards, the balance sheets and schedules of investments of MATHERS FUND, INC. as of December 31 for each of the years 1987 through 1997 and the related statements of operations and changes in net assets for each of the eleven years in the period ended December 31, 1997 (none of which are presented herein), and expressed an unqualified opinion on those statements. The information set forth in the table entitled "Financial Highlights" for each of the eleven years in the period ended December 31, 1997, as presented in the Prospectus of Mathers Fund, Inc. dated May 1, 1998, is fairly stated in all material respects in relation to the financial statements from which it has been derived.

/s/ Arthur Andersen LLP
Chicago, Illinois,
February 24, 1998

                                     PART C
                               OTHER INFORMATION


Item 24. Financial Statements and Exhibits

     (a)  Financial Statements

          The following financial statements are included in Part B (by incorporation by reference):

               Report of Independent Public Accountants

               Balance Sheet--December 31, 1997

               Schedule of Investments--December 31, 1997

               Statement of Operations for the Year Ended December 31, 1997

               Statements of Changes in Net Assets for the Years Ended December 31, 1997 and 1996

     (b)  Exhibits:


          1.1  Articles of Incorporation***
          1.2  Articles of Amendment, filed July 21, 1967***
          1.3  Articles of Amendment, filed July, 1968***
          1.4  Articles of Amendment, filed December 26, 1968***
          1.5  Articles of Amendment, filed July 22, 1969***
          1.6 Change of Principal Office and Change of Address of Resident Agent***
          1.7  Notice of Change of Resident Agent's Address and
               Principal Office***
          1.8  Articles Supplementary***
          1.9  Articles Supplementary***
          2.1  Amended and Restated By-Laws of the Registrant***
          2.2 Amendment to Amended and Restated By-Laws, adopted March 4, 1991***
          2.3 Amendment to Amended and Restated By-Laws, adopted November 2, 1992***
          2.4 Amendment to Amended and Restated By-Laws, adopted April 27, 1993***
          2.5 Amendment to Amended and Restated By-Laws, adopted August 9, 1993***
          2.6 Amendment to Amended and Restated By-Laws, adopted April 21, 1995***
          2.7 Amendment to Amended and Restated By-Laws, adopted February 4, 1997****
          2.8 Amendment to Amended and Restated By-Laws, adopted April 14, 1997
          2.9 Amendment to Amended and Restated By-Laws, adopted February 27, 1998
          3.   Not Applicable
          4.   Not Applicable
          5. Investment Advisory Agreement between the Registrant and Mathers and Company, Inc.***
          6.   Not Applicable
          7.   Not Applicable

            8.   Custodian Agreement between the Registrant and
                 State Street Bank and Trust Company and the Schedule of Remuneration***
            9.   Service Agreement between the Registrant and DST,
                 Inc.***
            10.  Opinion and Consent of Leibman, Williams,
                 Bennett, Baird and Minow*
            11.  Consent of Independent Accountants
            12.  Not Applicable
            13.  Not Applicable
            14.1 Revised Individual Retirement Account Package**
            14.2 Revised Retirement Plan for Self-Employed
                 Individuals and related documents**
            15.  Not Applicable
            16.  Schedule for Computation of Performance Quotations
            17.  Financial Data Schedule
            18.  Not Applicable

__________


*    Previously filed

** Previously filed in Post-Effective Amendment No. 53 on April 29, 1994 and hereby incorporated by reference.

*** Previously filed in Post-Effective Amendment No. 55 on April 30, 1996 and hereby incorporated by reference.

**** Previously filed in Post-Effective Amendment No. 56 on April 30, 1997 and hereby incorporated by reference.

     (c)  Consents:

                 The consent of Arthur Andersen LLP is filed herewith.


Item 25.  Persons Controlled by or under
          Common Control with Registrant

          None.


Item 26.  Number of Holders of Securities

                 (1)                              (2)
            Title of Class                    Number of Record
            --------------                  as of January 31, 1998
                                            ----------------------

            Capital Stock,
            $1 par value                            7,257

Item 27.  Indemnification
          ---------------

          As authorized by Section 2-418 of the General Corporation Law of the State of Maryland, directors and officers of the Registrant are indemnified against liability under certain circumstances.  Reference is made to
            Section 7 of Article VII of the Registrant's By-Laws.


            The Registrant has obtained an investment trust errors and omissions policy, effective May 15, 1996, which (subject to certain limits and deductibles) insures the Registrant and its officers and directors against loss arising from certain claims if made against them for actions taken as such.


Item 28.    Business and Other Connections
            of Investment Adviser
            ------------------------------

                 Mathers and Company, Inc., Registrant's investment adviser, provides investment advisory services to pension and profit-sharing funds, charitable foundations, insurance company separate accounts and others, as well as to Registrant.

Item 29.    Principal Underwriters
            ----------------------

            Inapplicable.


Item 30.    Location of Accounts and Records
            --------------------------------

            Such records are located at:

            1. Mathers Fund, Inc.
               100 Corporate North
               Suite 201
               Bannockburn, IL  60015

            2. State Street Bank and Trust Company
               225 Franklin Street
               Boston, MA  02101

            3. DST Systems, Inc.
               210 West 10th Street, 8th Floor
               Kansas City, MO  64105

            4. Sidley & Austin
               One First National Plaza
               Chicago, IL  60603


Item 31.    Management Services
            -------------------

            Inapplicable.

Item 32.  Undertakings
          ------------

                 Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Bannockburn, Illinois, on the 2nd day of March, 1998.

                                        MATHERS FUND, INC.

                                        By /s/ Henry G. Van der Eb, Jr.
                                        -------------------------------
                                        Henry G. Van der Eb, Jr.
                                                Chairman

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below on March 2, 1998 by the following persons in the capacities indicated:

           Signature                     Capacity
           ----------------------------  ---------------------------

           /s/ Henry G. Van der Eb, Jr.  Chairman and Director,
           ----------------------------  principal executive officer
           Henry G. Van der Eb, Jr.

           /s/ Lawrence A. Kenyon        Senior Vice President and
           ----------------------------  Chief Financial Officer
           Lawrence A. Kenyon

             *
           ----------------------------  Director
           Karl M. Becker

             *
           ----------------------------  Director
           Tyler R. Cain

             *
           ----------------------------  Director
           Charles G. Freund

             *
           ----------------------------  Director
           Robert J. Reynolds


           *By /s/ Henry G. Van der Eb, Jr.
               ----------------------------
               Henry G. Van der Eb, Jr.
               Attorney-in-Fact

                               INDEX TO EXHIBITS


                                                     EDGAR
Exhibit                                             Exhibit
Number        Description of Document                Number
-------       ---------------------------------     -------

2.8           Amendment to Amended and Restated
              By-Laws, adopted April 14, 1997


2.9           Amendment to Amended and Restated
              By-Laws adopted February 27, 1998


11.           Consent of Independent Accountants

16.           Schedule for Computation of
              Performance Quotations

17.           Financial Data Schedule